UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☒ Soliciting Material under §240.14a-12

CINCINNATI BELL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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The following email was sent to certain employees of Cincinnati Bell Inc. (“Cincinnati Bell” or the “Company”) on February 28, 2020.

To: All Employees

From: Leigh Fox

Re: Update from Leigh Fox

***

To Employees:

Earlier today, Cincinnati Bell announced that the Company has negotiated an amendment to our merger agreement with Brookfield following the receipt of a binding proposal from an infrastructure fund to acquire our outstanding shares of common stock for $12.50 per share in cash.

Brookfield has increased the consideration payable to holders of outstanding shares of Cincinnati Bell common stock to $12.50 per share in cash from $10.50 per share in cash.

Please know, as I have said previously, we are still in the early stages of the transaction process. This development has no impact on our operations, which will continue to function business-as-usual, and there is no impact on your day-to-day responsibilities. The most important thing you can do is to continue performing your roles at the highest level.

I will continue to provide updates as there is news to share. As always, thank you for your commitment to Cincinnati Bell, CBTS, Hawaiian Telcom and our customers.

Leigh Fox
President and CEO
Cincinnati Bell Inc.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Cincinnati Bell by Brookfield. In connection with the proposed acquisition, Cincinnati Bell filed a preliminary proxy statement and intends to furnish or file other relevant materials with the SEC in connection with the proposed transaction.  The definitive proxy statement will be sent or given to the shareholders of Cincinnati Bell and will contain important information about the proposed acquisition and related matters. Shareholders of Cincinnati Bell are urged to read all relevant documents filed with the SEC, including Cincinnati Bell’s proxy statement, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and shareholders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Cincinnati Bell at investor.cincinnatibell.com or by directing a request to Cincinnati Bell’s Investor Relations Department at 1-800-345-6301 or investorrelations@cinbell.com, and Brookfield’s annual reports on Form 20-F, reports on Form 6-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Brookfield’s website at https://bip.brookfield.com/, in each case, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

Cincinnati Bell and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Cincinnati Bell in favor of the proposed transaction with Brookfield. Information regarding the interests of these participants which may, in some cases, be different than those of Cincinnati Bell’s shareholders generally, is included in the preliminary proxy statement that has been filed with the SEC and will be included in the definitive proxy statement to be filed with the SEC.  Additional information about Cincinnati Bell’s directors and executive officers is set forth in Cincinnati Bell’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on March 19, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 24, 2020.  These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements in this communication contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) the risk that the proposed merger with Brookfield may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Brookfield by Cincinnati Bell’s shareholders; (iii) the possibility that competing offers or acquisition proposals for Cincinnati Bell will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances which would require Cincinnati Bell to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transaction on Cincinnati Bell’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Cincinnati Bell’s ongoing business operations; (viii) the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability and (ix) for Cincinnati Bell, (A) those discussed in Cincinnati Bell’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and, in particular, the risks discussed under the caption “Risk Factors” in Item 1A, and those discussed in Brookfield’s most recent Annual Report on Form 20-F filed with the SEC on February 28, 2019 and, in particular, the risks discussed under the caption “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and (B) those discussed in other documents Cincinnati Bell filed with the SEC. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Cincinnati Bell nor Brookfield undertake any, and expressly disclaim any, obligation to revise or update any forward-looking statements for any reason, except as required by applicable law.